SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                November 12, 1998


                              MEDITRUST CORPORATION
             (Exact Name of Registrant as specified in its charter)

         Delaware                    0-8131                      95-3520818
(State or other jurisdiction     (Commission File             (I.R.S. Employer
     of incorporation)               Number)                 Identification No.)

                 197 First Avenue, Suite 300, Needham, MA 02494
              (Address of principal executive offices and zip code)

                                 (781) 433-6000
              (Registrant's telephone number, including area code)



                           MEDITRUST OPERATING COMPANY
             (Exact Name of Registrant as specified in its charter)

         Delaware                    0-8132                       95-3419438
(State or other jurisdiction     (Commission File             (I.R.S. Employer
     of incorporation)               Number)                 Identification No.)

                 197 First Avenue, Suite 100, Needham, MA 02494
              (Address of principal executive offices and zip code)

                                 (781) 453-8062
              (Registrant's telephone number, including area code)

Item 5. Other Events.
        ------------


     The Meditrust Companies issued the press release attached hereto as Exhibit
99.1 regarding a comprehensive restructuring plan.





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


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (c)  Exhibits

Exhibit No.  Description
-----------  -----------

99.1 Press release announcing the Registrant's comprehensive restructuring plan.



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 16, 1998              MEDITRUST CORPORATION


                                            By: /s/ Michael S. Benjamin
                                                --------------------------------
                                                Name: Michael S. Benjamin
                                                Title: Senior Vice President

                                        MEDITRUST OPERATING COMPANY

                                            By: /s/ William C. Baker
                                                --------------------------------
                                                Name: William C. Baker
                                                Title: Interim President



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